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                                  AMENDMENT NO. 1
                                        TO
                     LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                              DATED DECEMBER 26, 1996
                                      BETWEEN
                         HEALTHCARE IMAGING SERVICES, INC.
                        EDGEWATER IMAGING ASSOCIATES, L.P.
                          WAYNE IMAGING ASSOCIATES, L.P.
                    RITTENHOUSE SQUARE IMAGING ASSOCIATES, L.P.
                         (COLLECTIVELY HEREIN "BORROWER")
                                        AND
                    DVI BUSINESS CREDIT CORPORATION ("LENDER")


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

   1) Section 1(l) "Eligible Accounts" shall be amended and replaced in its entirety as follows:

      Eligible Accounts shall mean Borrower's accounts receivable from commercial insurance, Medicare, Medicaid, managed care providers, workers' compensation authorized, which have been due and payable for one hundred fifty (150) or fewer days from the date of service, and worker's compensation lien and personal injury claims, which have been due and payable for one hundred eighty (180) or fewer days from the date of service, and earned but unbilled charges for no-fault accounts up to ninety (90) days from the date of service (collectively referred to as "Retail Accounts").

Any provision in Amendment No. 1 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of this Amendment shall be interpreted in light of the provisions of the Agreement.
Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of 31st day of January, 1997.

LENDER:
DVI Business Credit Corporation


By: /s/ Anthony J. Turek
Name: Anthony J. Turek
Title: Managing Director

BORROWER:
HealthCare Imaging Services, Inc.           Edgewater Imaging Associates, L.P.
                                            By:  HealthCare Imaging Services
                                                 of Edgewater, Inc.
                                                 its General Partner

By: /s/ Elliott H. Vernon                   By: /s/ Elliott H. Vernon
Name:                                       Name: Elliott H. Vernon

Name: Elliott H. Vernon
Title: President                            Title: President

                                              Rittenhouse Square Imaging
Wayne Imaging Associates, L.P.                Associates, L.P.
By:  HealthCare Imaging Services, Inc.        By:  HealthCare Imaging Services
     its General Partner                      of Rittenhouse Square its General
                                              Partner

By: /s/ Elliott H. Vernon                   By: /s/ Elliott H. Vernon
Name: Elliott H. Vernon                     Name: Elliott H. Vernon
Title: President                            Title: President